UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 28, 2006

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Renewal of Conduit Facility

Rental Car Finance Corp. (the “Company”), a special purpose financing subsidiary of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTG”), amended its existing asset backed Variable Funding Note Purchase Facility (the “Conduit”) effective March 28, 2006 by renewing the facility for another 364-day period. The maximum size of the Conduit is $425 million.

The foregoing description of the renewal of the Conduit is qualified in its entirety by reference to the documents attached hereto as Exhibit 4.148 through Exhibit 4.149 and are incorporated herein by reference.

Renewal of Commercial Paper Program and Liquidity Facility

Dollar Thrifty Funding Corp., a special purpose financing subsidiary of DTG, amended its existing commercial paper program (the “Commercial Paper Program”) effective March 28, 2006 by renewing the facility for another 364-day period. The maximum size of the Commercial Paper Program increased to $649 million. The Commercial Paper Program is supported by an amendment to renew the liquidity lending facility (the “Liquidity Facility”). The Liquidity Facility maximum size remained at $560 million.

The foregoing description of the renewal of the Commercial Paper Program and the Liquidity Facility are qualified in their entirety by reference to the documents attached hereto as Exhibit 4.150 through Exhibit 4.152 and are incorporated herein by reference.

Issuance of Asset Backed Notes

On March 28, 2006, the Company issued the Series 2006-1 Floating Rate Rental Car Asset Backed Notes, Class A (the “Offered Securities”) totaling $600 million to J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., ABN AMRO Incorporated, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Dresdner Kleinwort Wasserstein Securities LLC, and Scotia Capital (USA) Inc. (each an “Initial Purchaser” and together, the “Initial Purchasers”). The Offered Securities were issued pursuant to a supplement to the Company’s indenture with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Offered Securities have a five year term, but are subject to acceleration upon the occurrence of adverse events such as nonpayment of interest and principal and insufficient collateral. Collateral for the Offered Securities includes vehicles, vehicle leases, manufacturer receivables and cash, and other credit support is furnished in the form of a letter of credit issued by Credit Suisse. Payment of interest and principal on the Offered Securities is insured by a note guaranty insurance policy issued by Ambac Assurance Corporation. The Initial Purchasers, the Trustee and Credit Suisse or their respective affiliates are also participants in other credit facilities of DTG and subsidiaries.

The foregoing description of the issuance of the Offered Securities is qualified in its entirety by reference to the documents attached hereto as Exhibit 4.153 through Exhibit 4.158 and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

4.148

Amendment No. 10 to Note Purchase Agreement dated as of March 17, 2006 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., the Conduit Purchasers parties thereto, the Committed Purchasers parties thereto, the Managing Agents parties thereto, and Dresdner Kleinwort Wasserstein Securities LLC

4.149

Amendment No. 13 to Series 2000-1 Supplement dated as of March 17, 2006 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, Credit Suisse, ABN AMRO Bank N.V., The Bank of Nova Scotia, Dresdner Bank AG, JPMorgan Chase Bank, National Association, BNP Paribas, New York Branch, Mizuho Corporate Bank, Ltd. and Working Capital Management Co., LP

4.150	Extension Agreement dated as of March 17, 2006 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, and Credit Suisse

4.151	Amendment No. 10 to Liquidity Agreement dated as of March 17, 2006 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, and Credit Suisse

4.152

Amendment No. 6 to Amended and Restated Series 1998-1 Supplement dated as of March 17, 2006 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, Credit Suisse and Dollar Thrifty Funding Corp.

4.153	Series 2006-1 Supplement dated as of March 28, 2006 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas

4.154

Master Motor Vehicle Lease and Servicing Agreement dated as of March 28, 2006 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc. and Deutsche Bank Trust Company Americas

4.155

Addendum to the Amended and Restated Master Collateral Agency Agreement dated as of March 28, 2006 among Dollar Thrifty Automotive Group, Inc., Rental Car Finance Corp., DTG Operations, Inc., Deutsche Bank Trust Company Americas, Credit Suisse and VEXCO, LLC

4.156	Collateral Assignment of Exchange Agreement dated as of March 28, 2006 among Rental Car Finance Corp., DTG Operations, Inc. and Deutsche Bank Trust Company Americas

4.157	Enhancement Letter of Credit Application and Agreement dated as of March 28, 2006 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Credit Suisse

4.158	Note Guaranty Insurance Policy No. AB0981BE issued by Ambac Assurance Corporation to Deutsche Bank Trust Company Americas for the benefit of the Series 2006-1 Noteholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

April 3, 2006	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.148

Amendment No. 10 to Note Purchase Agreement dated as of March 17, 2006 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., the Conduit Purchasers parties thereto, the Committed Purchasers parties thereto, the Managing Agents parties thereto, and Dresdner Kleinwort Wasserstein Securities LLC

4.149

Amendment No. 13 to Series 2000-1 Supplement dated as of March 17, 2006 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, Credit Suisse, ABN AMRO Bank N.V., The Bank of Nova Scotia, Dresdner Bank AG, JPMorgan Chase Bank, National Association, BNP Paribas, New York Branch, Mizuho Corporate Bank, Ltd. and Working Capital Management Co., LP

4.150	Extension Agreement dated as of March 17, 2006 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, and Credit Suisse

4.151	Amendment No. 10 to Liquidity Agreement dated as of March 17, 2006 among Dollar Thrifty Funding Corp., certain financial institutions, as the Liquidity Lenders, and Credit Suisse

4.152

Amendment No. 6 to Amended and Restated Series 1998-1 Supplement dated as of March 17, 2006 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Trust Company Americas, Credit Suisse and Dollar Thrifty Funding Corp.

4.153	Series 2006-1 Supplement dated as of March 28, 2006 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas

4.154

Master Motor Vehicle Lease and Servicing Agreement dated as of March 28, 2006 among Rental Car Finance Corp., DTG Operations, Inc., Dollar Thrifty Automotive Group, Inc. and Deutsche Bank Trust Company Americas

4.155

Addendum to the Amended and Restated Master Collateral Agency Agreement dated as of March 28, 2006 among Dollar Thrifty Automotive Group, Inc., Rental Car Finance Corp., DTG Operations, Inc., Deutsche Bank Trust Company Americas, Credit Suisse and VEXCO, LLC

4.156	Collateral Assignment of Exchange Agreement dated as of March 28, 2006 among Rental Car Finance Corp., DTG Operations, Inc. and Deutsche Bank Trust Company Americas

4.157	Enhancement Letter of Credit Application and Agreement dated as of March 28, 2006 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Credit Suisse

4.158	Note Guaranty Insurance Policy No. AB0981BE issued by Ambac Assurance Corporation to Deutsche Bank Trust Company Americas for the benefit of the Series 2006-1 Noteholders

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